Exhibit 10.2

FIRST AMENDMENT TO

CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “First Amendment”), dated as of May 28, 2003, is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), the other Wynn Amendment Parties (as defined below) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (as hereinafter defined).

RECITALS

A. The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger, joint book running manager and syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, Dresdner Bank AG, New York and Grand Cayman Branches, as arranger and joint documentation agent, JPMorgan Chase Bank, as joint documentation agent, and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”).

B. In connection with the Credit Agreement:

(i) the Borrower, Valvino Lamore, LLC, a Nevada limited liability company (“Valvino”), Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Palo, LLC, a Delaware limited liability company (“Palo”), Desert Inn Water Company, LLC, a Nevada limited liability company (“Desert Inn Water”), Wynn Resorts Holdings, LLC, a Nevada limited liability company (“Wynn Resorts Holdings”), Wynn Design & Development, LLC, a Nevada limited liability company (“Wynn Design”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet” and, together with the Borrower, Valvino, Capital Corp., Palo, Desert Inn Water, Wynn Resorts Holdings, Wynn Design and World Travel, the “Wynn Amendment Parties”), and Administrative Agent have executed that certain Guarantee and Collateral Agreement dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Guarantee and Collateral Agreement”);

(ii) the Borrower has executed that certain Amended and Restated Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Borrower Mortgage”) in favor of Nevada Title Company for the benefit of the Administrative Agent;

(iii) Palo has executed that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Palo Mortgage”) in favor of Nevada Title Company, for the benefit of the Administrative Agent;

(iv) Valvino has executed that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Valvino Mortgage”) in favor of Nevada Title Company, for the benefit of the Administrative Agent; and

(v) Wynn Resorts Holdings has made that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Wynn Resorts Holdings Mortgage” and, together with the Borrower Mortgage, the Palo Mortgage and the Valvino Mortgage, the “Wynn Mortgages”) in favor of Nevada Title Company, for the benefit of the Administrative Agent.

C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this First Amendment, to amend certain provisions of the Credit Agreement, the Guarantee and Collateral Agreement and the Wynn Mortgages, in each case in order to clarify the treatment of Hedge Agreements thereunder.

D. The Lenders are willing to agree to such amendments and waivers, subject to the conditions and on the terms set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the other Wynn Amendment Parties, the Administrative Agent and the Lenders agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this First Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this First Amendment.

2. Credit Agreement Amendments.

(a) Section 6.9 of the Credit Agreement is deleted in its entirety and replaced with the following:

6.9 Interest Rate Protection. In the case of the Borrower, enter into and maintain Hedge Agreements to the extent necessary to provide that at all times during the period from the Closing Date through the date that is 18 months after the Completion Date at least the lesser of (i) 50% of the Total Extensions of Credit outstanding and (ii) $325,000,000 principal amount of Loans are subject to either a fixed interest rate or interest rate protection. All such Hedge Agreements shall have terms and conditions reasonably satisfactory to the Administrative Agent, and the Borrower shall not amend, modify or supplement any such Hedge Agreements except with the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld.

(b) Section 10.16 of the Credit Agreement is amended by (i) deleting the term “(a)” from the first line of the first paragraph of such section and (ii) deleting clause (b) of such section in its entirety.

(c) The definition of “Obligations” in Section 1 of the Credit Agreement is amended by deleting the following language in the seventeenth through nineteenth lines of such definition:

(i) Obligations of the Borrower under any Specified Hedge Agreement shall be secured and guaranteed pursuant to the Security Documents only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (ii)

3. Guarantee and Collateral Agreement Amendments.

(a) Section 2.1(d) of the Guarantee and Collateral Agreement is amended by deleting the language “that do not arise under a Specified Hedge Agreement” from the second line of such section.

(b) Section 2.1(e) of the Guarantee and Collateral Agreement is amended by deleting the language “(other than Obligations in respect of any Specified Hedge Agreement)” from the tenth through eleventh lines of such section.

(c) The first paragraph of Section 5 of the of the Guarantee and Collateral Agreement is amended by deleting the language “, and Obligations in respect of any Specified Hedge Agreement” from the third line of such paragraph.

(d) Section 6.6 of the Guarantee and Collateral Agreement is amended by (i) replacing the word “Lenders” in each place such word is used in such section with the words “Secured Parties” and (ii) deleting the language “, and Obligations in respect of any Specified Hedge Agreement” from the second through third lines of the last paragraph of such section.

(e) Section 8.15(a) of the Guarantee and Collateral Agreement is amended by deleting the language “, and Obligations in respect of any Specified Hedge Agreement” from the third line of such section.

(f) Section 6 of each of Exhibits C and E to the Guarantee and Collateral Agreement is amended by deleting the language “, and obligations that arise under any Specified Hedge Agreement” from the fourth line of such section.

4. Wynn Mortgages Amendments.

(a) The face page of each of the Wynn Mortgages is amended by replacing the words:

DEUTSCHE BANK TRUST COMPANY AMERICAS,

in its capacity as Administrative Agent for the benefit of the Banks,

as Beneficiary

with the words

DEUTSCHE BANK TRUST COMPANY AMERICAS,

in its capacity as Administrative Agent for the benefit of the Secured Parties,

as Beneficiary

(b) The definition of “Obligations” contained in each of the Wynn Resorts Holdings Mortgage, the Palo Mortgage and the Valvino Mortgage, as well as Exhibit D to the Credit Agreement, is deleted in its entirety and replaced with the following:

“Obligations” means (i) the payment and performance by Borrower of each covenant and agreement of Borrower contained in the Commitment Letter, the Credit Agreement, the Notes, the other Loan Documents (including the Security Documents) and the Specified Hedge Agreements and (ii) the payment and performance by Trustor of each covenant and agreement of Trustor contained in the Guaranty, this Deed of Trust, the Indemnity Agreement and the other Loan Documents.

(c) The definition of “Obligations” contained in the Borrower Mortgage is deleted in its entirety and replaced with the following:

“Obligations” means the payment and performance of each covenant and agreement of Trustor contained in this Deed of Trust, the Commitment Letter, the Credit Agreement, the Notes, the Indemnity Agreement, the other Loan Documents (including the Security Documents) and the Specified Hedge Agreements.

(d) The first paragraph of the granting clause of the Borrower Mortgage (at the top of page nine of the Borrower Mortgage) is amended by (i) inserting the language “and the Specified Hedge Agreements” at the end of clause (1) of such paragraph, (ii) inserting the language “and the other Obligations” at the end of clause (2) of such paragraph and (iii) replacing the word “BANKS” in the second to last line of such paragraph with the words “SECURED PARTIES”.

(e) The first paragraph of the granting clause of each of the Wynn Resorts Holdings Mortgage, the Palo Mortgage and the Valvino Mortgage (at the top of page nine of the Wynn

Resorts Holdings Mortgage and on page eight of the Palo Mortgage and the Valvino Mortgage) is amended by replacing the word “BANKS” in the second to last line of such paragraph with the words “SECURED PARTIES”.

5. Conditions to Effectiveness of this First Amendment. This First Amendment shall be effective only if and when signed by the Borrower, the other Wynn Amendment Parties and the Administrative Agent on behalf of the Lenders and the following conditions shall have been satisfied:

(a) the applicable Wynn Amendment Parties shall have executed and delivered to the Administrative Agent a supplement to each of the Wynn Mortgages, in each case in form and substance reasonably satisfactory to the Administrative Agent, reflecting the amendments contained in Section 4 of this First Amendment, in each case for recording in the appropriate real property records of the State of Nevada; and

(b) the applicable Wynn Amendment Parties shall have obtained and delivered to the Administrative Agent an appropriate endorsement or supplement to each of the Title Policies with respect to the Wynn Mortgages, in each case in form and substance reasonably satisfactory to the Administrative Agent, ensuring the Lenders that the amendments to the Wynn Mortgages made pursuant to Section 4 of this First Amendment do not adversely affect the Lender’s title and extended coverage insurance contained in such Title Policies.

6. Guarantor Acknowledgment. By executing this First Amendment each of the Wynn Amendment Parties (a) consents to this First Amendment, (b) acknowledges that notwithstanding the execution and delivery of this First Amendment, the obligations of each of the Wynn Amendment Parties under the Guarantee and Collateral Agreement are not impaired or affected and the Guarantee and Collateral Agreement continues in full force and effect and (c) ratifies the Guarantee and Collateral Agreement.

7. Miscellaneous. THIS FIRST AMENDMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED FOR THEREIN), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This First Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, the “Guarantee and Collateral Agreement”, the “Borrower Mortgage”, the “Palo Mortgage”, the “Valvino Mortgage” or the “Wynn Resorts Holdings Mortgage”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement, the Guarantee and Collateral Agreement, the Borrower Mortgage, the Palo Mortgage, the Valvino

Mortgage or the Wynn Resorts Holdings Mortgage, respectively, in each case as amended hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written.

WYNN LAS VEGAS, LLC, a Nevada limited liability company,					PALO, LLC, a Delaware limited liability company,

By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

	By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member				By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member

		By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

			By:	/s/ Marc H. Rubinstein				By:	/s/ Marc H. Rubinstein
			Name:	Marc H. Rubinstein				Name:	Marc H. Rubinstein
			Title:	Senior Vice President, General Counsel and Secretary				Title:	Senior Vice President, General Counsel and Secretary

VALVINO LAMORE, LLC, a Nevada limited liability company,			WYNN DESIGN & DEVELOPMENT, LLC, a Nevada limited liability company,

By:	Wynn Resorts, Limited, a Nevada corporation, its sole member		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member

	By:	/s/ Marc H. Rubinstein		By:	Wynn Resorts, Limited,
	Name: Title:	Marc H. Rubinstein Senior Vice President, General Counsel and Secretary			a Nevada corporation, its sole member

					By:	/s/ Marc H. Rubinstein
					Name:	Marc H. Rubinstein
					Title:	Senior Vice President,
General Counsel and Secretary

DESERT INN WATER COMPANY, LLC, a Nevada limited liability company,				WYNN RESORTS HOLDINGS, LLC, a Nevada limited liability company,

By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member			By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts, Limited, a Nevada corporation, its sole member			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

		By:	/s/ Marc H. Rubinstein			By:	/s/ Marc H. Rubinstein
		Name:	Marc H. Rubinstein			Name:	Marc H. Rubinstein
		Title:	Senior Vice President,			Title:	Senior Vice President,
			General Counsel and Secretary				General Counsel and Secretary

WORLD TRAVEL, LLC, a Nevada limited liability company,					LAS VEGAS JET, LLC, a Nevada limited liability company,

By:	Wynn Las Vegas LLC, a Nevada limited liability company, its sole member				By:	Wynn Las Vegas LLC, a Nevada limited liability company, its sole member

	By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member				By:	Wynn Resorts Holdings, LLC, a Nevada limited liability company, its sole member

		By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member				By:	Valvino Lamore, LLC, a Nevada limited liability company, its sole member

			By:	Wynn Resorts, Limited, a Nevada corporation, its sole member				By:	Wynn Resorts, Limited, a Nevada corporation, its sole member

		By:	/s/ Marc H. Rubinstein						By:	/s/ Marc H. Rubinstein
		Name:	Marc H. Rubinstein						Name:	Marc H. Rubinstein
		Title:	Senior Vice President,						Title:	Senior Vice President,
			General Counsel and Secretary							General Counsel and Secretary

WYNN LAS VEGAS CAPITAL CORP., a Nevada corporation,

By:	/s/ Marc H. Rubinstein
Name:	Marc H. Rubinstein
Title:	Senior Vice President,
General Counsel and Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Administrative Agent

By:	/s/ Steven P. Lapham
Name:	Steven P. Lapham
Title:	Director